SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 3, 2004

Date of Report (Date of Earliest Event Reported)

FIRST POTOMAC REALTY TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-31824	37-1470730

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

7200 Wisconsin Avenue, Suite 310
Bethesda, Maryland 20814

(Address of Principal Executive Offices) (Zip Code)

(301) 986-9200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 2.02. Results of Operations and Financial Condition.

This Current Report on Form 8-K and the exhibits attached hereto are being furnished by First Potomac Realty Trust (the “Company”) pursuant to Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and Item 2.02 of Form 8-K, insofar as they disclose historical information regarding the Company’s results of operations or financial condition for the three and nine months ended September 30, 2004.

On November 3, 2004, the Company issued a press release announcing its financial results for the three and nine months ended September 30, 2004 and made available supplemental information concerning the ownership, operations and portfolio of the Company as of September 30, 2004. A copy of the press release and a copy of this supplemental information are furnished herewith as Exhibit 99.1 and Exhibit 99.2, respectively, to this report on Form 8-K and are incorporated herein by reference.

In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in this Current Report on Form 8-K (including Exhibits 99.1 and 99.2 hereto), shall not be deemed “filed” for the purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01. Regulation FD Disclosure.

The disclosure contained in Item 2.02 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits. The following exhibits are being furnished herewith to this Current Report on Form 8-K.

99.1	Press Release dated November 3, 2004.
99.2	Third Quarter 2004 Supplemental Financial Report

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST POTOMAC REALTY TRUST
November 3, 2004	/s/ Barry H. Bass
Barry H. Bass
Chief Financial Officer

FIRST POTOMAC REALTY TRUST
INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release dated November 3, 2004.
99.2	Third Quarter 2004 Supplemental Financial Report.